AMENDMENT TO THE
                          SONAT INC.
                   SUPPLEMENTAL BENEFIT PLAN


     Sonat Inc. hereby amends the Sonat Inc. Supplemental Benefit Plan (the "Plan") as follows:
          1.  The phrase "an interest rate equal to the yield on new
     10-year AA-rated general obligation tax-exempt bonds as determined by Merrill Lynch & Co. (or its affiliates)" in Section 2.3(d) of the Plan is amended to read "an interest rate equal to the yield on new 7-12 year AA-rated general obligation tax-exempt bonds as determined by Merrill Lynch & Co. (or its affiliates)".

          2. This amendment shall be effective for all distributions from the Plan occurring on or after April 28, 1994.

     IN WITNESS WHEREOF, Sonat Inc. has caused this document to be executed as of April 28, 1994.
                                 SONAT INC.



                             by: /s/ Beverley T. Krannich
                                 Beverley T. Krannich
                                 Vice President - Human Resources
                                 and Secretary